INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of August 17, 2007, is made by PROLINK SOLUTIONS, LLC, a Delaware limited liability company (“ProLink Solutions”), and PROLINK HOLDINGS CORP., a Delaware corporation (“ProLink Holdings” together with ProLink Solutions, each a “Grantor” and collectively, the “Grantors”), in favor of CALLIOPE CAPITAL CORPORATION (“Calliope”).

WHEREAS, pursuant to that certain Security Agreement dated as of the date hereof by and among Grantors, other subsidiaries of the Grantors which may hereafter become a party thereto and Calliope (as from time to time amended, restated, supplemented and/or otherwise modified, the “Security Agreement”), Calliope has agreed to provide financial accommodations to the Grantors;

WHEREAS, Calliope is willing to enter into the Security Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Calliope this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agrees as follows:

Section 1 DEFINED TERMS.

(a) When used herein the following terms shall have the following meanings:

“Copyrights” means all works capable of copyright under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

“Copyright Licenses” means all written agreements relating to any Copyright, including agreements providing the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, and whether any Grantor is named as licensor, licensee or otherwise.

“General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.

“IP Licenses” shall mean Copyright Licenses, Patent Licenses and Trademark Licenses.

“Obligations” has the meaning given to the term in the Security Agreement.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

“Patent Licenses” means all agreements, whether written or oral, relating to any Patent, including agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and whether any Grantor is named as licensor, licensee or otherwise.

“Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals thereof.

“Trademark Licenses” means, collectively, each agreement, whether written or oral, relating to any Trademark, including agreements providing for the grant by or to any Grantor of any right to use any Trademark, and whether any Grantor is named as licensor, licensee or otherwise.

“UCC” has the meaning given to the term in the Security Agreement.

(b) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

Section 2 GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Obligations of the Grantors now or hereafter existing from time to time, each Grantor hereby grants to Calliope a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

(d) all renewals, reissues, continuations or extensions of the foregoing;

(e) all goodwill of the business connected with the use of, and symbolized by, each Patent, each Patent License, each Trademark, each Trademark License, each Copyright and each Copyright License; and

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(f) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Patent or Patent licensed under any Patent License, (ii) injury to the goodwill associated with any Patent or any Patent licensed under any Patent License, (iii) infringement or dilution of any Trademark or Trademark licensed under any Trademark License, (iv) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License, (v) infringement or dilution of any Copyright or Copyright licensed under any Copyright License, and (vi) injury to the goodwill associated with any Copyright or any Copyright licensed under any Copyright License.

Section 3 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a) It does not have any interest in, or title to, any Patent, Trademark, Copyright or any IP License, except as set forth in Schedule I, Schedule II and Schedule III, respectively, hereto.

(b) Except as set forth in Schedule I, Schedule II and Schedule III, it is either the sole owner of the Patents, Trademarks and Copyrights, or has the sole right to use the Patents, Trademarks and Copyrights, free and clear of all liens or other encumbrances.

(c) Each of the Patents, Trademarks and Copyrights is valid and enforceable, and there is no claim that the use of any of them violates the rights of any third party.

(d) The IP Licenses are in full force and effect, and no Grantor is in breach or default under any of the IP Licenses.

(e) This Agreement is effective to create a valid and continuing first priority lien on and perfected security interests in favor of Calliope in all of each Grantor’s Patents, Trademarks, Copyrights and IP Licenses and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, such Grantor.

(f) Upon the filing of (i) appropriate financing statements, all action necessary or desirable to protect and perfect Calliope’s first priority lien on each Grantor’s Patents, Trademarks and IP Licenses shall have been duly taken and (ii) the security interest in the Copyrights with the Copyright Office, all action necessary or desirable to protect and perfect Calliope’s first priority lien on each Grantor’s Copyrights shall have been duly taken.

Section 4 COVENANTS. Each Grantor covenants and agrees with Calliope that from and after the date of this Agreement:

(a) It shall notify Calliope immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor’s ownership of or right to use any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

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(b) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Calliope prior written notice thereof, and, upon request of Calliope, each Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Calliope) to evidence Calliope’s lien on such Patent, Trademark or Copyright, and such Grantor’s General Intangibles relating thereto or represented thereby.

(c) It shall take all actions necessary or requested by Calliope to continue to use all Trademarks (and all trademarks owned by a third party and subject to a Trademark License) and maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents or Trademarks (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(d) In the event that any of the Collateral is infringed upon, misappropriated or diluted by a third party, the Grantors shall notify Calliope promptly after any Grantor learns thereof. Each Grantor shall, unless it shall reasonably determine that such Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Calliope shall deem appropriate under the circumstances to protect such Collateral.

Section 5 SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Calliope by each Grantor pursuant to the Security Agreement. The Grantors and Calliope hereby acknowledge and affirm that the rights and remedies of Calliope with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 6 REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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Section 7 EXECUTION OF POWER OF ATTORNEY. Concurrently with the execution and delivery hereof, each Grantor shall execute and deliver to Calliope, in the form of Exhibit A hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Collateral pursuant to Calliope’s rights and remedies under the Security Agreement.

Section 8 INDEMNIFICATION. Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and/or Copyrights and each Grantor hereby indemnifies and holds Calliope harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of any Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights. In any suit, proceeding or action brought by Calliope under any IP License for any sum owing thereunder, or to enforce any provisions of such IP License, each Grantor will indemnify and keep Calliope harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from any Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Calliope. Grantor shall have no obligations under this Section 8 in the event any claim, suit, loss, damage or expense arises solely from the gross negligence or willful misconduct of Calliope.

Section 9 NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Security Agreement.

Section 10 TERMINATION OF THIS AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon indefeasible payment in full in cash of all Obligations and irrevocable termination of the Security Agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PROLINK SOLUTIONS, LLC

By:
Name:
Title:

PROLINK HOLDINGS CORP.

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

CALLIOPE CAPITAL CORPORATION

By:	Laurus Capital Management, LLC,
as investment manager

By:
Name:
Title:

SIGNATURE PAGE TO
INTELLECTUAL PROPERTY SECURITY
AGREEMENT

STATE OF ____________	)
	)	ss:
COUNTY OF __________	)

On the ____ day of August, 2007, before me personally came _____________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of ProLink Solutions, LLC, the limited liability company described in and which executed the foregoing instrument; and that s/he signed her/his name thereto pursuant to his/her authority under the organizational documents of said company.

Notary Public
My Commission Expires:

STATE OF ____________	)
	)	ss:
COUNTY OF __________	)

On the ____ day of August, 2007, before me personally came _____________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of ProLink Holdings Corp., the corporation described in and which executed the foregoing instrument; and that s/he signed her/his name thereto pursuant to his/her authority under the organizational documents of said corporation.

Notary Public
My Commission Expires:

SIGNATURE PAGE TO
INTELLECTUAL PROPERTY SECURITY
AGREEMENT

EXHIBIT A

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, that ProLink Solutions, LLC, a limited liability company formed under the laws of Delaware, with its principal office at 410 S. Benson Lane, Chandler, Arizona 85224 (“Company”), pursuant to an Intellectual Property Security Agreement dated as of August ___, 2007 (as amended, modified, restated and/or supplemented from time to time, the “Agreement”), hereby appoints and constitutes Calliope Capital Corporation, with offices at c/o Laurus Capital Management, LLC, 825 Third Avenue 17th Floor, New York, New York 10022 (“Calliope”), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Company:

I.
Assigning, selling or otherwise disposing of all right, title and interest of Company in and to the Patents and Patent Licenses listed on Schedule I of the Agreement, the Patents and Patent Licenses which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and executing and delivering any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose; and

II.	Executing any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Calliope may in its sole discretion determine.

This power of attorney is made pursuant to the Agreement and may not be revoked until the payment in full of all Obligations (as defined in the Agreement) and the irrevocable termination of the Agreement.

Dated: August ___, 2007

PROLINK SOLUTIONS, LLC

By:
Name:
Title:

POWER OF ATTORNEY - PATENTS

STATE OF ____________	)
	)	ss:
COUNTY OF __________	)

On the ____ day of August, 2007, before me personally came _______________________ to me known, who being by me duly sworn, did depose and say s/he is the ______________ of ProLink Solutions, LLC, the limited liability company described in and which executed the foregoing instrument; and that s/he signed her/his name thereto in accordance with his/her authority as granted by the organizational documents of such company.

Notary Public
My Commission Expires:

POWER OF ATTORNEY - PATENTS

SCHEDULE I

I.	PATENT REGISTRATIONS

Owner	Title	Patent #	Issue Date

ProLink Solutions, LLC	Method and apparatus for continuing play with cart-based navigation/information system display	7031947	4/18/06

ProLink Solutions, LLC	Golf course yardage and information system with zone detection	6525690	2/25/03

ProLink Solutions, LLC	Display monitor for golf cart yardage and information system	6470242	10/22/02

ProLink Solutions, LLC	Magnetic wheel sensor for vehicle navigation system	6446005	9/3/02

ProLink Solutions, LLC	Display monitor for golf cart yardage and information system	6236940	5/22/01

ProLink Solutions, LLC	Golf course yardage and information system with zone detection	6236360	5/22/01

ProLink Solutions, LLC	Map-matching golf navigation system	6024655	2/15/00

ProLink Solutions, LLC	Golf course yardage and information system	5878369	3/2/99

ProLink Solutions, LLC	Remote golf ball locator	5873797	2/23/99

ProLink Solutions, LLC	Golf course yardage and information system	5689431	11/18/97

ProLink Solutions, LLC	Player positioning and distance finding system	5438518	8/1/95

ProLink Solutions, LLC	Golf cart roof	D394637	5/26/98

II.	PATENT APPLICATIONS

Owner	Title	Application Number	Date Filed

ProLink Solutions, LLC	Allocating Revenue Derived from Use of GPS-equipped Golf Carts	11/406,833

III.	PATENT LICENSES

Grantor	Patents	Reg. No.	Date	Exclusivity	Type of License

Optimal Golf Solutions, Inc.	United States	5,364,093	11/15/94	None

GPS Industries, Inc.	Austria Eire France Great Britain Italy Netherlands Portugal Sweden Switzerland Germany Spain	EP 617794 EP 617794 EP 617794 EP 617794 EP 617794 EP 617794 EP 617794 EP 617794 EP 617794 69228703.5 ES2132211	12/16/2011 For all patents	None